UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report: July 1, 2008

WSB Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Washington	001-33188	20-3153598
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

607 Pacific Avenue
Bremerton, Washington	98337
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (360) 405-1200

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     In its 10-K filed on March 31, 2008, WSB Financial Group, Inc. (the “Company”) disclosed that the Securities and Exchange Commission staff was conducting an inquiry including, but not limited to, the Company’s subsidiary, Westsound Bank, to determine whether there had been violations of federal securities laws. By letter dated June 19, 2008, the Company was informed by the San Francisco Regional Office of the Securities and Exchange Commission that the staff’s investigation has been terminated and no enforcement action has been recommended to the Commission.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WSB FINANCIAL GROUP, INC. (Registrant)

July 1, 2008	/s/ Terry A. Peterson
(Date)	Terry A. Peterson
Chief Executive Officer